UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2019

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 South 16th Street, Suite 2400, Philadelphia, PA 19102 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (215) 735-4422

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2019, Republic First Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies.  At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon four proposals: (1) the election of three Class III Directors to the Company’s board of directors to serve until the 2022 annual meeting of shareholders and until their successors are elected and qualified; (2) the approval, on an advisory basis, of our named executive officer compensation, referred to as “say-on-pay;” (3) the frequency, on an advisory basis, of say-on-pay votes; and (4) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For each proposal, the results of the shareholder voting were as follows:

Proposal 1 – Election of Directors

Each of the following three director nominees was elected as a Class III director to serve for a three-year term until the 2022 Annual Meeting of Shareholders and until his or her successor has been elected and qualified based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Vernon W. Hill II	34,512,415	1,439,753	15,240,016
Theodore J. Flocco, Jr.	35,362,778	589,390	15,240,016
Barry L. Spevak	32,135,038	3,817,130	15,240,016

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,299,278	2,550,671	102,219	15,240,016

Proposal 3 – Advisory Recommendation on the Frequency of Say-On-Pay Votes

The proposal on the frequency of future advisory votes on executive compensation received the following votes.

Votes For Every 1 Year	Votes For Every 2 Years	Votes For Every 3 Years	Votes Abstained	Broker Non-Votes
16,892,680	15,105,976	3,911,700	41,812	15,240,016

Every year was selected, on an advisory basis, as the preferred frequency of say-on-pay votes by the greatest number of votes. Disclosure regarding the Company’s decision, in light of the shareholders’ advisory recommendation, as to how frequently it will hold future say-on-pay votes will be filed by amendment to the Form 8-K.

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based on the following votes:

Votes For	Votes Against	Abstentions
50,924,305	242,682	25,197

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Date: May 3, 2018	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer